SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 15, 2001


                        MEDICAL CAPITAL MANAGEMENT, INC.
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             (Exact name of Registrant as Specified in Its Charter)


          Delaware                   333-45464                  88-0473359
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(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)            Identification Number)


                       5190 Neil Road, Reno, Nevada 89502
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (775) 825-8822


                                      None
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          (Former Name or Former Address, if Change Since Last Report)
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ITEM 5. OTHER EVENTS.

     On February 15, 2001, the Registrant amended and restated the Note Issuance and Security Agreement between the Registrant and Zions First National Bank as trustee, dated January 31, 2001, relating to the issuance of the Registrant's Redeemable Secured Notes, Series I. The Amended and Restated Note Issuance and Security Agreement is attached hereto as exhibit 4.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         4.1 Amended and Restated Note Issuance and Security Agreement, dated as of February 15, 2001, between Medical Capital Management, Inc. and Zions First National Bank as trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MEDICAL CAPITAL MANAGEMENT, INC.

Date: February 16, 2001              By: /s/ Joseph J. Lampariello
                                         ---------------------------------------
                                         Joseph J. Lampariello, Chief Operating
                                         Officer and Secretary

                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

   4.1 Amended and Restated Note Issuance and Security Agreement, dated as of February 15, 2001, between Medical Capital Management, Inc. and Zions First National Bank as trustee